UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2023
FRANKLIN RESPONSIBLY SOURCED GOLD ETF A SERIES OF FRANKLIN TEMPLETON HOLDINGS TRUST SPONSORED BY FRANKLIN HOLDINGS, LLC (Exact Name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-41435 (Commission File Number)	87-6458919 (I.R.S. Employer Identification No.)
One Franklin Parkway, San Mateo, CA 94403-1906 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 312-2000
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Shares of Franklin Responsibly Sourced Gold ETF	FGDL	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

In connection with a client event held on May 23, 2023, an investor presentation, in the form attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference, was made available to attendees.  In addition, a video will be provided via email to attendees following the event. A transcript of that video presentation is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto and incorporated by reference into this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed incorporated by reference into any of Franklin Responsibly Sourced Gold ETF’s reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.  The following exhibit is filed herewith:

Exhibit No.	Description

99.1	INVESTOR PRESENTATION

99.2	TRANSCRIPT

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FRANKLIN HOLDINGS LLC, in its capacity as sponsor of Franklin Templeton Holdings Trust (registrant)

By:	/s/ Dave Mann*
David Mann
President and Chief Executive Officer

Date: May 23, 2022

*The registrant is a trust and the person is signing in his capacity as an officer of Franklin Holdings, LLC, the Sponsor of the registrant.